Bank of America 35th Annual Investment Conference September 19, 2005

Agenda Overview of KRATON Polymers First Half 2005 Performance Recent Developments Third Quarter 2005 Outlook Questions

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure can be found on our website at www.kraton.com.

Overview of KRATON Polymers

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Introduction to KRATON Polymers End Use Applications KRATON Background Inventor and world's leading producer of styrenic block copolymers ("SBCs") First commercialized as part of Shell Elastomers in the 1960's Spun off from Shell in 2001 Purchased by TPG (60%) and JPMP (40%) in 2003 Serves 700 customers across diverse end-uses with 1,000 products Six plants in the U.S., Europe, Latin America and Asia

KRATON Polymers

Styrene Block Copolymers (SBCs)

RAW MATERIALS

- Styrene
- Butadiene
- Isoprene

SBCs

KRATON D
Unhydrogenated SBC

SBS
SIS

KRATON G
Hydrogenated SBC

SEBS
SEPS

Isoprene Rubber

CUSTOMER VALUE

- Stretch
- Soft-Touch Grip
- Adhesion
- Strength
- Durability
- Thickening

END-USE APPLICATIONS

- Consumer Goods
- Personal Hygiene
- Adhesives
- Sealants/Coatings
- Packaging
- Paving
- Roofing
- Medical
- Automotive
- Footwear

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The Market Leader KRATON 3.6 Nearest Competitor 1 USBC (KRATON D) Market Share HSBC (KRATON G) Market Share Source: Management estimates only. KRATON 2.7 Nearest Competitor 1

CAPH A&S Asphalt Mod Footwear 0.37 0.34 0.25 0.04 Focus on Highest Value-Added Markets CAPS A&S Asphalt Mod Footwear 0.24 0.23 0.3 0.22 2004 Industry Revenue by End-Use KRATON 2004 Revenue by End-Use Footwear 22% Asphalt Modification 30% Adhesives and Sealants 23% Compounding & Polymer Systems 24% Asphalt Modification 25% Adhesives and Sealants 34% Compounding & Polymer Systems 37% Footwear 4% Source: Management estimates only.

North Am Europe Asia Pac % Industry 0.3 0.3 0.4 Global Sales Coverage 2004 Industry Revenues by Region Americas 30% Europe 30% Asia Pacific 40% North Am Europe Asia Pac % Industry 0.48 0.36 0.16 KRATON 2004 Revenue by Region Americas 48% Europe 36% Asia Pacific 16% Source: Management estimates only. Rest of world accounts for less than 1% of global revenue

Global Production Capabilities Six manufacturing facilities and five RD&T centers strategically located near global customers Houston, Texas U.S. Global Headquarters RD&T Center Belpre, Ohio U.S. Manufacturing Facility Amsterdam, Netherlands RD&T Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium RD&T Center Wesseling, Germany Manufacturing Facility Kashima, Japan RD&T Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil RD&T Center Manufacturing Facility

The Innovation Leader New products (introduced within the past 5 years) generate >30% of KRATON's revenues Revenue Composition Pipeline of New Products Existing Products <70% New Products > 30 % Polymers for medical applications (i.e. surgical gloves, PVC- replacement) Polymers for packaging films Polymers for high temperature applications (i.e. automotive) Polymers for foaming applications (i.e. automotive, sound) Polymers for fiber applications

KRATON Strategies Deliver Differentiation Execute with Excellence Fund the Future Generate Growth

KRATON Adjusted EBITDA as % of Sales Deliver Differentiation 2003 2004 2005 1 H Future Target 14 8 15 15 14% 8% 15%

Execute with Excellence 2004 2005e Future Target 3 20 30 $3 $20 $30 Cost-out Projects Are Generating Value

Fund the Future 2.6 3.6 ~4 ~5 Inventory Turns: Inventory (kT) Inventory Reduction Plan Future Target

Generate Growth 346 Step One: Debottleneck System (2004-05) Step Two: Grow Sales Volumes (2006-08) Asia New Accounts New Products and Markets 2003 Sales Volume G1 Expansion Stable Ops Program Debottleneck Blank 0 324 336 366 East 324 12 30 10

First Half 2005 Performance

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First Half 2005 Financial Results

2005 Versus 2004 First Half Financials

2005 vs. 2004 Q1 and Q2 Comparison


Sales Revenue
$MM
300
250
200
150
100
50
0
176.7
201.9
203.8
261.4
1Q
2Q
2004
2005


Volume
Kt
120
100
80
60
40
20
0
78.3
73.2
97.0
96.3
1Q
2Q
2004
2005


Price
$/mt
3500
3000
2500
2000
1500
1000
500
0
2257
2758
2101
2714
1Q
2Q
2004
2005


Gross Profit per Ton (a)
$/mt
700
600
500
400
300
200
100
0
525
696
379
691
1Q
2Q
2004
2005

(a) Excludes the impact of the inventory step-up of $14.6M, $11.5M, $1.1M and $0.5M for the 1st Q 2004, 2nd Q 2004, 1st Q 2005 and 2nd Q 2005, respectively.

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Sufficient Debt Covenant Cushion & Liquidity Covenant Level June 2005 Actual 6.95 4.13 Covenant Level June 2005 Actual 2 3.42 Covenant Level 2005 Estimate 36.3 25 $46mm EBITDA Cushion Debt / LTM Adjusted Bank Covenant EBITDA $47mm EBITDA Cushion LTM Adjusted Bank Covenant EBITDA / Interest Expense $11-16mm Cushion Capital Expenditures ($mm) Total Liquidity ($mm) 6.95 4.13 3.42 2.0 $36 (a) $20-25 (a) Includes amount unused in 2004.

KRATON Recent Developments

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Recent Developments S-4 Registration Statements Management Team Changes Supply Issues Katrina Impact Capacity Additions

Third Quarter 2005 Outlook

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Estimated Third Quarter 2005 Financials DRAFT

Questions

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LTM Adjusted Bank Covenant EBITDA Reconciliations

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LTM Adjusted Bank Covenant EBITDA Reconciliations

LTM Adjusted Bank Covenant EBITDA Reconciliations

LTM Adjusted Bank Covenant EBITDA Reconciliations

LTM EBITDA Reconciliations

LTM Adjusted Bank Covenant EBITDA Reconciliations